American Century ETF Trust
SAI dated March 8, 2022
American Century Capital Portfolios, Inc.
American Century International Bond Funds
American Century Mutual Funds, Inc.
SAIs dated March 1, 2022
American Century ETF Trust
SAI dated January 1, 2022
American Century Asset Allocation Portfolios, Inc.
American Century Growth Funds, Inc.
American Century Strategic Asset Allocations, Inc.
SAIs dated December 1, 2021
American Century Quantitative Equity Funds, Inc.
SAI dated November 1, 2021
American Century Capital Portfolios, Inc.
American Century Investment Trust
American Century Government Income Trust
SAIs dated August 1, 2021
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
SAIs dated May 1, 2021
American Century World Mutual Funds, Inc.
SAI dated April 1, 2021

Supplement dated March 9, 2022
The following is added as the last paragraph under Foreign Securities-Sanctions in the statement of additional information.
In early 2022, the United States and countries throughout the world imposed economic sanctions on Russia in response to its military invasion of Ukraine. The sanctions are broad and include restrictions on the Russian government as well as Russian companies, individuals, and banking entities. The sanctions and other measures, such as boycotts or changes in consumer preferences, will likely cause declines in the value and liquidity of Russian securities, downgrades in the credit ratings of Russian securities, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and similar measures, such as banning Russia from financial transaction systems that facilitate international transfers of funds, could limit or prevent the funds from selling and buying impacted securities both in Russia and in other markets. Such measures will likely cause significant delay in the settlement of impacted securities transactions or prevent settlement all together. The lack of available market prices for such securities may cause the funds to use fair value procedures to value certain securities. The consequences of the war and sanctions may negatively impact other regional and global economic markets. Additionally, Russia may take counter measures or engage in retaliatory actions—including cyberattacks and espionage—which could further disrupt global markets and supply chains. Companies in other countries that do business with Russia and the global commodities market for oil and natural gas, especially, will likely feel the impact of the sanctions. The sanctions, together with the potential for a wider armed or cyber conflict, could increase financial market volatility globally and negatively impact the funds’ performance beyond any direct exposure to Russian issuers or securities.

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